Other income (expense): (Tables)	12 Months Ended
Mar. 31, 2015
Other Income (Expense)

Other income (expense) included in “Other, net” in the consolidated statements of income for the fiscal years ended March 31, 2013, 2014 and 2015 comprised the following:

	Millions of yen
	2013	2014	2015
Net realized gains (losses) on dispositions of investments in affiliates	¥(3)	¥1,888	¥(46)
Net realized gains (losses) on dispositions of marketable securities and other investments	792	1,802	(125)
Other-than-temporary impairment loss on marketable securities and other investments	(10,928)	(3,055)	(902)
Foreign exchange gains (losses), net	(913)	4,409	(409)
Rental revenue received	2,378	1,270	1,447
Dividends income	5,649	3,999	3,675
Penalties and compensation for damages	2,173	1,840	1,460
Bad debt expenses	(2,454)	(35)	(1)
Other, net	(333)	1,263	(773)

Total	¥(3,639)	¥13,381	¥4,326